SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

April 23, 2004 Date of Report (Date of earliest event reported)
Woodhead Industries, Inc. (Exact name of registrant as specified in its charter)

Delaware	0-5971	36-1982580

(State or other Jurisdiction	(Commission File Number)	(I.R.S Employer
of Incorporation)		Identification Number)

3 Parkway North, Suite 550, Deerfield, IL 60035 (Address of principal executive offices) (Zip Code)
847-236-9300 (Registrant’s telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c) Exhibits.

Exhibit Number

99.1

Press release of Registrant dated April 23, 2004

99.2

Second Quarter 2004 Earnings Conference Call

Item 12.  Disclosure of Results of Operations and Financial Condition.

On April 23, 2004, Woodhead Industries, Inc. reported the results of operations for the three and six months ended March 27, 2004 which are set forth in the press release in Exhibit 99.1 attached hereto.

The registrant hosted its quarter end earnings conference call on Friday April 23, 2004 at 11:00 a.m. Eastern Time. During this conference call, registrant presented its financial results for the quarter ended March 27, 2004, as well as certain other financial and operating information. Pursuant to requirements of Item 12 of Form 8-K registrant hereby furnishes a transcript of the conference call as Exhibit 99.2.

SIGNATURE

Under the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934 this report was signed on behalf of the Registrant by the authorized person below.

WOODHEAD INDUSTRIES, INC.

Date: April 30, 2004

BY: /s/ Robert H. Fisher

Robert H. Fisher

Vice President, Finance and C.F.O.

(Principal Financial Officer)